Exhibit 10.10

                   SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

        SECOND AMENDMENT to Note Purchase Agreement, dated as of January 26, 1999, among CRONOS EQUIPMENT (BERMUDA) LIMITED (the "Company"), THE CRONOS GROUP (the "Guarantor"), DK ACQUISITION PARTNERS, L.P. ("DK") and GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSW' and together with DK, the "Purchasers").

                                    RECITALS

        A. The Company, the Guarantor and the Purchasers (as assignees of Sun Life Insurance Company of America) are parties to that certain Note Purchase Agreement, dated as of December 29, 1994 (as amended through the date hereof, the "Note Agreement"). Capitalized terms used but not defined herein have the meanings given to them in the Note Agreement.

        B. The Company, the Guarantor and the Purchasers wish to amend the Note Agreement as provided herein.

                                    AGREEMENT

        Now, therefore, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the Company, the Guarantor and the Purchasers agree as follows:

        Section 1. Amendments to Note Agreement. Effective as of the time on which all of the conditions set forth in Section 6 are satisfied (such time being the "Effective Time"):

            (a) Section 4. 1. Paragraphs (a) and (b) of Section 4. 1 of the Note Agreement shall be amended in their entirety to read as follows:

                (a) The principal amount of the Notes shall be due and payable as follows (payable as to each Note based upon outstanding principal balance):


                 Date                      Principal Amount To be Repaid
                 ----                      -----------------------------
                 April 30, 1999            $695,000
                 July 31, 1999             $695,000
                 September 30, 1999        All of the remaining outstanding
                                           principal balance


        To the extent during the period commencing January 1, 1999 and ending April 29, 1999, the Company prepays a portion of the outstanding principal amount of the Notes, the Company may reduce (dollar for dollar up to a maximum amount of $695,000) the amount of the payment required to be made on April 30, 1999.

            (b) The Company shall pay interest on the unpaid principal amount of each Note, at a rate per annum equal to the Interest Rate (as defined below), on the last day of each month, commencing on January 1, 1999, until repayment in full of all amounts due under the Notes. For purposes of this Agreement, the term "Interest Rate" shall mean, for the period from and after January 1, 1999, a rate of interest equal to the greater of (A) the sum of (i) the Prime Rate (as defined below), plus (ii) 2.5 %, and (B) the rate of interest per annum that the Company is required to pay under that certain Amended and Restated Credit Agreement, dated as of June 24, 1997, by and among Cronos Containers N.V., Containers LTD, Cronos Equipment Ltd, Cronos Containers Inc., Cronos Capital Corp., Cronos Equipment (Bermuda) Limited, as joint and several borrowers, each of the Banks that is or may become a party thereto, Fleet Bank, N. A., as agent for the

    Banks, and The Cronos Group, as Guarantor (each of Fleet Bank, N.A. and the other Banks are referred to herein as "Banks"); provided, HOWEVER, that if an Event of Default shall occur and be continuing, the Interest Rate shall be the sum of (i) the Interest Rate in effect at such time, plus (ii) 2% (the " Default Rate"). For purposes of this Agreement, the "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by Citibank, N.A. as its prime lending rate in effect at its principal office in New York, each change in the Prime Rate to be effective on the date such change is publicly announced."

            (b) Article-IV. Article IV of the Note Agreement shall be amended by adding a new Section 4.6 immediately following Section 4.5 thereof, which new Section 4.6 shall read as follows:

            "SECTION 4.6. ADDITIONAL AGREEMENT. Notwithstanding any provision of this Agreement, in the event that the Company shall modify any existing arrangements, or enter into any new arrangements, with the Banks or any other lender to the Company whose loan proceeds are used to pay, in full or in part, the Banks (a "New Arrangement ") which arrangements shall contain any terms or conditions (a "More Favorable Term") that are more favorable or beneficial to the Banks or such lender than the terms set forth in this Note Agreement, including without limitation, with respect to interest rate, payment terms, fees, reimbursement of costs and expenses, maturity, prepayments, additional security or collateral, or information, the Company and the Guarantor agree that this Note Agreement shall be deemed to be automatically amended (without any further action by any of the parties hereto) effective as of the date of the effectiveness of the New Arrangements (or retroactively, if such New Arrangements apply retroactively) to provide the Purchasers with the same More Favorable Term; provided, however, that with respect to new or additional security or collateral, the Purchasers shall be entitled to a security interest in such collateral or security that is pari passu with the Banks' or such other lender's security interest; provided further, however, that with respect to payments to the Banks or such other lender, the Purchasers shall be entitled to a pro rata portion (calculated based on outstanding principal amounts of the obligations owed to the Banks or such other lender and to the Purchasers) of such amounts; provided further, however, that this Section
    4.6 shall not apply to (i) specific arrangements agreed to prior to September 30, 1998 (i.e. Transamerica shares to be pledged to the Banks) or
    (ii) a prepayment to the Banks resulting from the sale of collateral granted to the Banks on or prior to January 1, 1999. It shall be a condition to the effectiveness of any such More Favorable Term to the Banks or such other lender, that the Purchasers receive the benefit of such More Favorable Term at the same time as the Banks or such other lender. The Company agrees to promptly (but in no event later than five business days prior to the effectiveness of such New Arrangements) notify each of the Purchasers in writing of any New Arrangements and the specific provisions of the More Favorable Terms."

            (c) Section- 11.1 (iii). Section 11.1 (iii) of the Note Agreement is hereby amended by inserting the phrase "or any indebtedness or obligation owed to the Banks" immediately following the phrase " $5,000,000 or more" in such Section 11.1 (iii).

            Section 2. Amendment to Schedules to the Notes. At the Effective Time, the Company, the Guarantor and the Purchasers agree that Schedule I to each of the promissory notes shall be replaced with Schedule I attached to this Agreement. The Company represents and warrants to the Purchasers that the loans represented by the promissory notes are unaffected by the amendment of such Schedule I, that the transactions contemplated by this Agreement did not and do not constitute a discharge or payment of the original loans represented by the promissory notes and that the Liens and Collateral securing the original loans pursuant to the Security Agreement continue to secure the loans represented by the promissory notes.

            Section 3. Amendment Fee. In consideration of the Purchasers agreeing to the amendments to the Note Agreement referred to above the Guarantor shall pay an amount in cash equal to (a) to DK, $200,000.00, and
    (b) to GSCP, $78,125.00, for an aggregate amendment fee of $278,125.00.


            Section 4. Confirmation of Agreements.

                (a) Confirmation of Note Agreement. Notwithstanding any other provisions of this Agreement, each of the Company and the Guarantor acknowledges and agrees that the Note Agreement, as amended hereby, remains in full force and effect.

                (b) Confirmation of Security Agreement. The Company has heretofore executed and delivered for the benefit of the Purchasers the Security Agreement and the Company hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Agreement, the Security Agreement remains in full force and effect and the rights and remedies of the Purchasers thereunder, the obligations of the Company thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Agreement. Without limiting the foregoing, the Company acknowledges and agrees that all of its indebtedness, obligations and liabilities to the Purchasers pursuant to the Note Agreement as amended hereby and the Notes, including without limitation, all principal of and interest on the loans represented by the Notes, shall constitute indebtedness secured by the Security Agreement and shall be secured by, and entitled to all the benefits of, the liens and security interest created and provided for under the Security Agreement.

                (c) Confirmation of Guarantee

                    (i) The Guarantor hereby consents to the Amendment to the
            Note Agreement and the Notes as set forth herein and confirms all of its obligations as guarantor under the Note Agreement remain in full force and effect, and that all of the Company's indebtedness, obligations and liabilities to the Purchasers pursuant to the Note Agreement as amended hereby and the Notes, including, without limitation, all principal of and interest on the loans represented by the Notes, shall constitute indebtedness guaranteed by the Guarantor pursuant to the Note Agreement.

                    (ii) Without limiting the foregoing, the Guarantor
            acknowledges and agrees that all of the Company's and the Guarantor's indebtedness, obligations and liabilities to the Purchasers pursuant to the Note Agreement as amended hereby including without limitation, all principal of and interest on loans represented by the Notes shall constitute indebtedness secured by the Security Agreement and shall be secured by, and entitled to all of the benefits of, the liens and the security interest created and provided for under the Security Agreement.

            Section 5. Representations and Warranties of the Company and the Guarantor. The Guarantor and the Company, jointly and severally, represent and warrant to the Purchasers as of the date of this Agreement and as of the Effective Time as follows:

                (a) Power. Each of the Guarantor and the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Guarantor and the Company has the necessary corporate power and authority, to execute and deliver this Agreement, the Amended and Restated Notes and the other agreements executed in connection herewith (together, the "Amendment Documents"), to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

                (b) Binding Effect. Each of the Amendment Documents has been duly executed and delivered by the Guarantor and the Company, and each of the Amendment Documents to which the Guarantor or the Company is or may become a party is, or when executed and delivered in accordance with this Agreement will be, legal, valid and binding obligations of the Guarantor or the Company, as the case may be, enforceable against it in accordance with its terms.

                (c) Contravention. Neither the execution, delivery and performance of this Agreement or the other Amendment Documents nor the consummation of the transactions contemplated hereby or thereby will (with or without notice or lapse of time or both) (i) violate any law, rule or regulation by which the Guarantor, the Company or any of their properties may be bound or affected, or (ii) conflict with or result in a default under any material contract or other material agreement to which the Guarantor or the Company is a party or by which they or any of their properties may be bound or affected.

                (d) Approvals. No authorization, consent, order or approval of, notice to or registration or filing with, or any other action by any governmental authority or other person or entity is required or advisable in connection with (i) the due execution and delivery by the Guarantor or the Company of any of the Amendment Documents to which either of them is or may become a party, or (ii) the performance by either the Guarantor or the Company of its obligations under the Amendment Documents to which they are or may become parties to.

                (e) Misstatements. No information, certificate, schedule or report furnished or to be furnished by the Guarantor or the Company (or by their affiliates, shareholders, employees, partners, representatives or professionals) to the Purchasers (whether in connection with the transactions contemplated by this Agreement or the satisfaction of any conditions contained in this Agreement or otherwise) and no representation or warranty contained in this Agreement or any of the Amendment Documents, contained or will contain, as the case may be, any material misstatement of fact or omitted or will omit, as the case may be, to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

                (f) Representations and Warranties Contained in Article V1 of Note Agreement. The representations and warranties contained in Sections 6.1, 6.2, 6.3, 6.4, 6.6, 6.9, 6.10, 6.11, 6.13 and 6.14 of the Note
        Agreement are true and correct on the date hereof and on the Amendment Closing Date with the same force and effect as though such representations and warranties were made on and as of the date hereof and on and as of the Effective Time.

                (g) Free Will. Each of the Company and the Guarantor acknowledges that it has executed this Agreement and the other Amendment Documents of its own free will and after consultation with such legal, financial and other advisors as it considers appropriate under the circumstances.

                (h) Reaffirmation-of-Indebtedness. The Company reaffirms and reiterates that the loans and other indebtedness owing to the Purchasers under the Notes is absolutely and unconditionally owing without defense, offset or counterclaim.

                (i) No Election of Remedies. Nothing contained herein nor any negotiations or other actions undertaken pursuant to or in connection with this Agreement or the other Amendment Documents shall (i) be deemed to constitute an election of remedies with respect to any defaults presently existing or which may hereafter exist with respect to the Note Agreement, the Security Agreement or the Notes or (ii) constitute a waiver of the Purchasers' rights or remedies under the Note Agreement the Security Agreement or the Notes

                (j) No Defaults. Except as set forth on Schedule II hereto, no Event of Default or event (with or without notice or lapse of time or both) that might constitute an Event of Default, currently exists, and all Events of Default that may have existed have been waived by the appropriate third parties or been cured by the Company.

            Section 6. Conditions Precedent to the Obligations of the Purchasers. The obligations of the Purchasers under this Agreement are subject to the fulfilment of each of the following conditions, unless waived by the Purchasers in writing, at or before the Effective Time:

                (a) Representations and Warranties. The representations and warranties of the Guarantor and the Company contained in this Agreement and in each other Amendment Document shall be true on and as of the Effective Time with the same force and affect as though made on and as of the Effective Time.

                (b) Performance of Agreements. The Guarantor and the Company shall have performed and complied with all of its covenants and other obligations contained in this Agreement and in each other Amendment Document required to be performed or complied with at or before the Effective Time.

                (c) Amendment Fee, Interest and Fees. The Purchasers shall have received the Amendment Fee, all accrued and unpaid interest on the Notes as of Effective Time and reimbursement of their legal fees and expenses incurred in connection with this Agreement.

                (d) Legal Matters. All legal matters incident to the execution, delivery and enforceability of this Agreement and the other Amendment Documents shall be satisfactory to the Purchasers and their respective counsel.

                (e) Legal Opinions. The Purchasers shall have received the opinions of counsel to the Guarantor and the Company, in the form of Exhibit B.


            Section 7. Other Agreements.

                (a) No Waiver. Except as set forth in Section 7(b), the Company, the Guarantor and the Purchasers hereby agree that this Agreement, the other Amendment Documents and the agreements contained herein and therein do not in any manner constitute a waiver, limitation or alteration by the Purchasers of any rights, interests or Events of Default now existing or hereafter occurring or events (with or without notice or lapse of time or both) that might constitute an Event of Default nor shall they be deemed to be a waiver by the Purchasers of any claims or causes of action they may have against the Company, the Guarantor or any other person or entity.

                (b) Default Interest. The Purchasers agree that the Company shall not be required to pay interest on the Amended and Restated Notes at the Default Rate due to Events of Default that may have occurred through the date of this Agreement, provided, however, that the Purchasers expressly reserve the right to require the Company to pay interest on the Amended and Restated Notes at the Default Rate from and after the date of this Agreement due to Events of Default now existing or hereafter occurring or events (with or without notice or lapse of time or both) that might constitute an Event of Default.

            Section 8. Miscellaneous.

                (a) Note Agreement. Sections 12.5, 12.7, 12.8, 12.9, 12.10,
        12.11, 12.12, and 12.13 of the Note Agreement are hereby incorporated into this Agreement as if such Sections were herein specifically set forth.

                (b) Expenses. The Company agrees to pay or reimburse the Purchasers for all of their respective out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, the Amendment Documents and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel and other professional advisors to the Purchasers.

IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the date first written above.


                                       CRONOS EQUIPMENT (BERMUDA) LIMITED

                                       By: /s/ P J YOUNGER
                                          --------------------------------------
                                          Name. Peter J Younger
                                          Title. Director


                                       THE CRONOS GROUP

                                       By: /s/ D J TIETZ
                                          --------------------------------------
                                          Name. Dennis J Tietz
                                          Title. Chief Executive Officer


                                       GOLDMAN SACHS CREDIT PARTNERS LP.

                                       By: /s/ JOHN URBAN
                                          --------------------------------------
                                          Name. John Urban
                                          Title. Authorised Signatory


                                       DK ACQUISITION PARTNERS L.P.

                                       By:/s/ MICHAEL J LEFFELL
                                          --------------------------------------
                                          Name. Michael J Leffell
                                          Title. General Partner


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

                                                                      SCHEDULE I
                                                                              to
                                            AMENDMENT TO NOTE PURCHASE AGREEMENT


                                                                      SCHEDULE I
                                                                              to
                                                                            NOTE

                              Amortisation-Schedule
                              ---------------------

                 Date                      Principal Amount To be Repaid
                 ----                      -----------------------------

                 April 30, 1999            $695,000*
                 July 31, 1999             $695,000
                 September 30, 1999        All of the remaining outstanding
                                           principal balance




 *Subject to reduction as set forth in Section 4. 1 (a) of the Note Agreement.

                                                                       EXHIBIT B
                                                                              to
                                                             AMENDMENT AGREEMENT



                              Form of legal Opinion
                              ---------------------



                                                                            E-21